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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) JULY 17, 1997

                                IMC GLOBAL INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-9759                36-3492467
    (State or other       (Commission File Number)    (I.R.S. Employer
      jurisdiction                                     Identification
   of incorporation)                                       Number)

   2100 SANDERS ROAD, NORTHBROOK,       60062
              ILLINOIS                (Zip Code)
  (Address of principal executive
              offices)

       Registrant's telephone number, including area code: (847) 272-9200

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ITEM 5. OTHER EVENTS.

    On July 22, 1997, IMC Global Inc. completed a public offering of $150 million aggregate principal amount of 6 7/8% Senior Debentures due July 15, 2007.

    The purpose of this Current Report on Form 8-K is to incorporate by reference into the Registration Statements on Form S-3 (Nos. 33-50177 and 333-27287) of IMC Global Inc. the documents filed as exhibits hereto and to file a Supplemental Indenture relating to the IMC Global Inc. 10 3/4% Senior Notes due 2003.

ITEM 7. EXHIBITS.

1.1 Underwriting Agreement Basic Provisions, dated July 17, 1997, and related Terms Agreement dated July 17, 1997 among IMC Global Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc (the "Underwriters") relating to the purchase by the Underwriters of $150,000,000 aggregate principal amount of IMC Global Inc. 6 7/8% Senior Debentures due July 15, 2007.

4.1 Indenture dated as of July 17, 1997 between IMC Global Inc. and The Bank of New York, as Trustee.

4.2 Form of 6 7/8% Senior Debenture due July 15, 2007.

4.3 Second Supplemental Indenture dated as of May 8, 1997, between IMC Global Inc. and The Bank of New York, amending the Indenture dated as of June 15, 1993, relating to the IMC Global Inc. 10 3/4% Senior Notes due 2003.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                IMC GLOBAL INC.

                                By:            /s/ MARSCHALL I. SMITH
                                     -----------------------------------------
                                                 Marschall I. Smith
                                               SENIOR VICE PRESIDENT
                                                AND GENERAL COUNSEL

Dated: July 23, 1997

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